Exhibit 99.1

Inogen Announces Leadership Appointments Designed to Accelerate Next Phase of Growth

Jason Richardson Named Chief Financial Officer, Succeeding Michael Bourque

Dominic Hulton Named Chief Marketing Officer

Corey Moritz Appointed Vice President, U.S. Business to Business Sales

BEVERLY, Mass., March 30, 2026 -- Inogen, Inc. (Nasdaq: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced the following leadership appointments designed to accelerate the company’s next phase of growth.

Jason Richardson Appointed Chief Financial Officer

Jason Richardson has been appointed Chief Financial Officer, effective April 6, 2026. Mr. Richardson succeeds Michael Bourque, who will step down from his role as Chief Financial Officer on that date. Mr. Bourque will serve in an advisory capacity until June 30, 2026, to ensure a smooth transition.

Mr. Richardson joins Inogen from Baxter International Inc., where he most recently served as Chief Financial Officer and Vice President of the Healthcare Systems & Technologies segment, a $3 billion publicly reported business. In this role, he was a central figure in Baxter’s integration of Hillrom, driving growth initiatives and improved operating performance. Prior to Baxter’s acquisition of Hillrom, Mr. Richardson held a variety of senior finance leadership roles at Hillrom, including overseeing its Respiratory Care franchise, a durable medical equipment (DME) business focused on cystic fibrosis, bronchiectasis, and other respiratory diseases.

“We are pleased to welcome Jason as Inogen’s next Chief Financial Officer,” said Kevin Smith, President and Chief Executive Officer of Inogen. “Jason’s deep expertise in finance and operations across the medical device and healthcare industries will be instrumental as we focus on delivering superior respiratory solutions to patients around the world and driving sustainable growth. On behalf of the Inogen team, I thank Mike for his many contributions to Inogen over the past two years. He played a key role in returning the Company to positive adjusted EBITDA for the first time in four years and strengthening our foundation as we seek to capture significant market opportunities ahead. We are grateful for his service and expect to benefit from his support during the transition period.”

“It has been a privilege to be a part of the Inogen team, and I am proud of all we have accomplished together,” said Mr. Bourque. “I am confident the finance organization is well positioned for continued success, and I am committed to support the transition to Jason.”

“I am honored to join Inogen and look forward to working closely with the Board and management team to execute our strategy and deliver sustainable long-term value,” said Mr. Richardson. “I am grateful that Mike is available to support a seamless transition.”

Dominic Hulton Appointed Chief Marketing Officer

Dominic Hulton has been appointed Chief Marketing Officer, effective April 1, 2026. Mr. Hulton is a globally experienced commercial leader with over 20 years of experience driving growth, expanding markets, and leading organizational transformation in medical technology. Mr. Hulton spent the last 11 years at Insulet Corporation, where he served as Vice President of International Marketing and Sales Excellence. In that role, he led global product launches, built cross-functional teams and scaled commercial operations.

Mr. Smith continued, “Dominic’s experience is highly aligned with Inogen’s focus on strengthening our global brand, deepening customer engagement and enhancing commercial execution. We are thrilled to have him join our leadership team in the newly established Chief Marketing Officer role. As we continue to advance our innovation pipeline, including our goal of launching at least one new product per year, we expect Dominic’s strong track record of bringing products to market across geographies to help accelerate our growth and brand reach.”

“I look forward to joining the Inogen team and leading its marketing function at a pivotal moment for the Company,” said Mr. Hulton. “There is significant opportunity to expand Inogen’s global brand awareness and customer engagement, and I’m excited to play a role in shaping the Company’s next phase of growth.”

Corey Moritz Appointed Vice President, U.S. Business to Business Sales

Corey Moritz joined Inogen as Vice President, U.S. Business to Business Sales on March 9, 2026. Mr. Moritz is a healthcare executive with more than two decades of experience driving commercial transformation, revenue growth and scalable expansion across medical devices, respiratory care and health services organizations. He has successfully built six sales forces while delivering sustained growth, margin expansion and strong commercial infrastructure. He previously served as Chief Commercial Officer of Rhythm Healthcare, where he had a strong track record of driving significant revenue growth across multiple years.

Mr. Smith concluded, “Corey is a strong addition to the Inogen team. He brings deep relationships across the U.S. HME and distributor sales channel and a proven track record of building and scaling high-performing sales teams. His experience around improving commercial execution and sustained growth will support Inogen’s efforts to expand our presence across our growing product portfolio.”

“Since joining Inogen a month ago, I have been getting fully up to speed with the Company’s commercial initiatives and believe we are well positioned to expand our reach across the U.S. business to business sales channel, build on our strong relationships and optimize our execution,” said Mr. Moritz.

Reaffirms First Quarter and Full Year 2026 Financial Outlook

The Company reaffirmed its first quarter and full year 2026 financial outlook that was provided in its fourth quarter and full year 2025 earnings release issued on February 24, 2026.

About Inogen

Inogen, Inc. (Nasdaq: INGN) is a leading global medical technology company offering innovative respiratory products for use in the homecare setting. Inogen supports patient respiratory care by developing, manufacturing, and marketing innovative best-in-class respiratory therapy devices used to deliver care to patients suffering from chronic respiratory conditions. Inogen partners with patients, prescribers, home medical equipment providers, and distributors to make its respiratory therapy products widely available, allowing patients the chance to manage the impact of their disease.

For more information, please visit www.inogen.com.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that are not historical facts, including, but not limited to, statements regarding Inogen’s future business plans, market opportunities, financial outlook, growth strategies, and anticipated operational results, are forward-looking statements. Words such as “aims,” “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks and uncertainties relating to Inogen’s 2026 first quarter and full year financial guidance; market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the period ended December 31, 2025, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Contact
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